UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)
Of the Securities Exchange Act of 1934

Check the appropriate box:
[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[x] Definitive Information Statement

Global Golf Holdings, Inc.
(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

[ ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.
(3) Filing Party:
(4) Date Filed:

Contact person: Mark L. Baum
580 Second Street
Encinitas, California 92024
Tel (760) 230-2300; Fax (760) 230-2305

Global Golf Holdings, Inc.
10651 Santa Monica Drive
Delta, BC V4C 1P9
Canada

NOTICE OF WRITTEN CONSENT OF SHAREHOLDERS

October 26, 2004

To the Shareholder:

This Information Statement is being furnished to the stockholders of Global Golf Holdings, Inc., a Delaware corporation at the direction of the Company’s Board of Directors. It is furnished in connection with action taken by written consent of the holders of a majority of the issued and outstanding shares of common stock of the Company on September 30, 2004 without a meeting pursuant to Section 228(a) of the Delaware General Corporations Law.

The written consent authorized and approved: (1) the appointment of Ford Sinclair and Raj Gurm as Directors of the Company for the term of one year or until their successors are duly appointed; (2) the appointment of Peterson Sullivan, PLLC, as the Company’s independent auditors for fiscal year end December 31, 2004, as amended (see below); (3) the filing of a Certificate of Amendment with the Secretary of State of Delaware in order to: (i) Restate, in their entirety, the Company’s Articles of Incorporation and Bylaws; (ii) change the name of the Company to Vitasti, Inc. in order to reflect the new direction and focus of the Company; (iii) increase the number of shares of the Company’s common stock from 35,000,000 shares, of which 30,000,000 shares are common stock and 5,000,000 are designated preferred stock, to 100,000,000, of which 90,000,000 shall be designated common stock and 10,000,000 will be designated as preferred shares; (iii) effect a reverse stock split of the Company’s issued and outstanding common stock, based on a ratio of one new share for thirty-four shares (1:34) of common stock; and (iv) change the Company’s fiscal year-end to December 31; and, (4) the approval and ratification an Acquisition Agreement whereby the Company shall acquire substantially all of the assets and certain liabilities of Low Carb Centre, Inc., Low Carb Bakery, Inc. and McNabb and Associates, all British Columbia corporations.

This Information Statement is being mailed on or about October 26, 2004 to the holders of record of the Company’s common stock as of September 3, 2004. The Information Statement constitutes notice of corporate action without a meeting by less than unanimous consent of the Company’s stockholders pursuant to Section 228(e) of the Delaware General Corporation Law.

Further, pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY OR CONSENT
AND YOU ARE REQUESTED
NOT TO SEND US A PROXY OR CONSENT

By Order of the Board of Directors

/s/ Ford Sinclair

Ford Sinclair
President, Chief Executive Officer
October 26, 2004

Global Golf Holdings, Inc.
10651 Santa Monica Drive
Delta, BC V4C 1P9
Canada

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF
THE SECURITIES EXCHANGE ACT OF 1934 AND
REGULATION 14C AND SCHEDULE 14C THEREUNDER

This information statement is circulated to advise the stockholders of Global Golf Holdings, Inc., a Delaware corporation (“we,” “our,” “us,” “GGLF” or the “Company”), of action taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the common stock of the Company.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934 (the ‘Exchange Act”), as amended, the actions will not be effective until 20 days after the date of this Information Statement is mailed to the shareholders.

The actions to be effective twenty (20) days after the mailing of this Information Statement are as follows:

1.	The appointment of Ford Sinclair and Raj Gurm as directors of the Company.
2.	The appointment of Peterson Sullivan, PLLC, as Company’s the independent auditors.
3.	The Company shall undertake to file a Certificate of Amendment with the Secretary of State for the State of Delaware in order to:
i)      restate, in their entirety, the Company’s Articles of Incorporation and Bylaws;
ii)	increase the number of authorized shares from 35,000,000 shares to 100,000,000;
iii)	effect a reverse stock split of the Company’s common shares based on a ratio of one-for-thirty-four (1:34);
iv)   change the Company’s fiscal year-end from May 31 to December 31; and,
v)	the Company’s name shall be changed to Vitasti, Inc., a Delaware corporation.
4.	Acquisition of substantially all of the assets of Low Carb Centre, Inc., Low Carb Bakery, Inc. and McNabb and Associates, all British Columbia corporations.
      Each of the actions is discussed in more detail below.

OUTSTANDING SHARES AND VOTING RIGHTS

Currently, our only class of securities entitled to vote on the matters to be acted upon is common stock, of which the total amount presently outstanding is 29,131,248 shares, each share being entitled to one vote.  The record date for determination of the security holders entitled to vote or give consent is September 3, 2004.  The consent of the holders of a majority of the share entitled to vote upon the matter is required for approval of the actions.  The board of directors and stockholders owning 15,100,000 shares, which constitutes 51.83%, a majority of the outstanding voting securities of GGLF, have unanimously adopted, ratified and approved resolutions to effect the actions listed above. No other votes are required or necessary.

APPROXIMATE DATE OF MAILING: October 26, 2004.

Other than elections to office and shares beneficially owned, none of the persons who have been directors or officers of the Company at any time since the beginning of the last fiscal year, nor any associate of any such persons, has any interest in the matters to be acted upon.  None of our directors has informed us in writing that he intends to oppose any action to be taken by us.  No proposals have been received from any of our stockholders.

Our quarterly and annual reports on Form 10-QSB and Form 10-KSB, respectively have been filed with the SEC and may be viewed on the SEC's Web site at HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR, AND SIMPLY TYPING IN "Global Golf Holdings." in the Edgar Archives. We are presently “current” in the filing of all reports required to be filed by us.

CAUTIONARY STATEMENTS CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement contains forward-looking statements. Certain matters discussed herein are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995. Certain, but not necessarily all, of such statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "estimates” or "anticipates” or the negative thereof or comparable terminology. All forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual transactions, results, performance or achievements of the company to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward-looking statements. These may include, but are not limited to matters described in this Information Statement and matters described in "Note on Forward-Looking Statements” in our Annual Report on Form 10-KSB for the year ended December 31, 2003 and our Quarterly Reports on Forms 10-QSB for the first two quarters of fiscal year 200. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions and business opportunities, we can give no assurance that our expectations will be attained or that any deviations will not be material. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

1.  APPOINTMENT OF DIRECTORS

The following nominees have been elected to hold office for a term of one year or until there successors have been duly appointed.

Our directors and executive officers are as follows:
Name	Age	Office	Since
Ford Sinclair	37	Chairman, CEO	2002
Raj S. Gurm	44	Director	2004

Ford W. Sinclair. Ford has over 15 years of Sales and Marketing experience. Founder of Late Night Productions in 1984 and sold in 1996. In 1988, Ford created Teletalk Communications, which later was acquired by a competitor in 1990. Ford spent from 1990 to 1997 sub-contracting to a variety of startup companies to develop Sales and Marketing plans that developed into Senior Vice President of UBS Distribution. He founded in 1999 West Coast E.V., Inc. which was renamed in 2000 to GolfLogix Systems Canada, Inc.

Raj S. Gurm. Raj was a partner in B.R. International Marketing Company of Vancouver that provided North American representation to manufacturers from Asia. From 1987 to 1989, he was a manager of Metro Parking Ltd. and was responsible for overseeing 70 employees and 20 parking lots. From 1989 to 1995, he was involved in importing products from Asia and selling them by the container loads to large retail chain stores. In 1995, Mr. Gurm was founder and president of Xanatel Communications Inc. a company involved in the wireless communications industry and which was sold to a public company listed on The Alberta Stock Exchange. Mr. Gurm has been a President and CEO of Natco International Inc. from 1990 to present. From January 2000 to November 2001 he was also President/CEO of Canoil Exploration Corporation. Mr. Gurm attended the University of British Columbia and earned a Bachelor of Sciences Degree in Biology in 1983. Born in 1960 in India, Mr. Gurm is a citizen and resident of Canada.

Board of Directors following Asset Purchase

Pursuant to the terms and conditions of the Asset Purchase Agreement (the “Agreement”), as discussed in detail below, the current Board of Directors shall resign concurrently with the consummation of the Asset Purchase Agreement and a new Board of Directors shall be appointed, and shall serve for a term of one year, or until they resign or are duly removed and replaced.

2.  APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has appointed Peterson Sullivan, PLLC, (“Peterson Sullivan”) as the Company’s independent auditors for the fiscal year-end, as amended (see below) December 31, 2004. Services provided to the Company by Peterson Sullivan for fiscal year 2004 will include, among others, review of the Company’s quarterly and annual financial statements. Representatives of Peterson Sullivan did not attend the special shareholder meeting.

The Company’s independent auditors during fiscal year ending May 31, 2004, were Peterson Sullivan and Ronald R. Chadwick, P.C. (“Chadwick”). From May 31, 2003 through September 23, 2003, Chadwick was the Company’s auditor and commencing September 24, 2003, through the date of this report Peter Sullivan have served as the Company’s independent auditors. The change in the Company’s auditor was not due to any disagreement with Chadwick regarding the accounting principals or practices, financial statement disclosures, or the auditing scope or procedure. The reports delivered by Chadwick did not contain any adverse opinion or disclaimer of opinion, and was not qualified as to uncertainty, audit scope or accounting principals.

Audit Fees

    During fiscal 2004 and fiscal 2003, the aggregate fees billed or estimated to be billed to the Company for professional services rendered by Peterson Sullivan for the audit of our annual financial statements, review of financial statements included in our annual reports or services normally provided by our accountants in connection with statutory and regulatory filings or engagements were $39,414.00 and $0.00, respectively.

Audit-Related Fees.

During fiscal 2004 and fiscal 2003, there were no fees billed to us for any other products or services provided by Peterson Sullivan, other than the services reported above.

Tax Fees.

During fiscal 2004 and fiscal 2003, there were no fees billed to us for any other products or services provided by Peterson Sullivan, other than the services reported above.

All Other Fees.

During fiscal 2004 and fiscal 2003, there were no fees billed to us for any other products or services provided by Peterson Sullivan, other than the services reported above.

Pre-Approval Policies and Procedures.

The Board of Directors is responsible for appointing, setting compensation, and overseeing the work of the independent auditor. The Board has no established policy regarding pre-approval of any audit or permissible non-audit services provided by the independent auditor.

Audit Committee and Other Committees.

As of the date of this report the board of directors had not established an audit committee. The Company recognizes that an audit committee, when established, will play a critical role in our financial reporting system by overseeing and monitoring management's and the independent auditor’s participation in the financial reporting process.

Until such time as an audit committee has been established, the board of directors will continue to undertake those tasks normally associated with an audit committee to include, but not by way of limitation, the (i) review and discussion of the audited financial statements with management, and (ii) discussions with the independent auditors the matters required to be discussed by the Statement On Auditing Standards No. 61, as may be modified or supplemented.

Although ratification by the shareholders in not required by law, the Board of Directors has determined that the approval and ratification of Peterson Sullivan by the shareholders is desirable and in the best interest of the Company. The shareholders ratified and approved of the appointment of Peterson Sullivan.

3.  THE CERTIFICATE OF AMENDMENT. After this Information Statement has been filed with the SEC and mailed to all holders of record of the Company’s shares, and upon the expiration of all applicable waiting and review periods under the Exchange Act, the Company will file a Certificate of Amendment to its Articles of Incorporation effecting the following corporate actions:

(i)  RESTATED COMPANY ARTICLES AND BYLAWS

The Board of Directors believes it to be in the best interest of the Company and its shareholders to restate the Company’s Articles of Incorporation, in their entirety, and to restate the Company’s Bylaws, in their entirety in order to consolidate and clarify the existing Articles of Incorporation and Bylaws and all prior amendments thereto. The Restated Articles of Incorporation and Restated Bylaws are attached hereto as Exhibit A and Exhibit B.

(ii)  CHANGE OF FISCAL YEAR END

Upon filing and certification of the Restated Articles of Incorporation the Company’s fiscal year will change from year-end May 31 to year-end December 31.

(iii)  THE INCREASE IN AUTHORIZED SHARES

The Company is currently authorized to issue 30,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 million shares of preferred stock, par value $0.001 per share. The Certificate of Amendment will increase the number of shares of common stock that the Company is authorized to issue to 100,000,000, of which 90,000,000 shares are designated common stock and 10,000,000 shares are designated preferred stock.

The increase in authorized capital of the Company was approved because the Company determined that its current capitalization structure would be insufficient to raise additional working capital through the sale of its common or preferred stock and the financial and operational expense placed upon the Company in having to solicit proxies at a later date to approve an increase in its authorized shares would be overly burdensome. The proposed increase in authorized capital will enable the Company to consummate the asset purchase as discussed above.

Upon the effectiveness of such increase, as a general matter approval from the shareholders will not be required for the issuance of any newly-authorized shares, except as otherwise required by law or applicable rules of any market upon which the Common Stock may trade.

The increase in authorized capital will not affect the percentage ownership interest in the Company or percentage voting power of any holder of Common Stock or Preferred Stock. Such increase in authorized capital will have no effect on the number of shares of Common Stock or Preferred Stock outstanding; however, it will make possible the subsequent issuance of additional shares of Common and Preferred Stock, all as described above.

(iv)  REVERSE STOCK SPLIT

The Company believes that the reverse split is in the best interest of the Company because it will reduce and/or diminish the perceived depressive effect of the Company having a large number of shares issued and outstanding and available for purchase in the public market. The reverse stock split will reduce the number of issued shares of the Company’s common stock based on a ratio of thirty-four issued and outstanding shares for one post-reverse split share of the Company’s common stock, as determined by the Board of Directors of the Company. The total number of shares held by each stockholder will be reclassified automatically into the number of shares equal to the number held immediately before the reverse stock split divided by the number as determined by the Board of Directors, except that fractional shares will not be issued and will be rounded up to the nearest whole share.

Additionally, the reverse split will make available a substantial number of additional authorized, but unissued shares of common stock which will provide increased flexibility in structuring possible future financing, in taking advantage of future business opportunities such as acquisitions, and in meeting corporate needs as they arise, all without the delay and expense of calling a meeting of our stockholders to authorize an increase in authorized capital.

If for any reason the Company deems it advisable to do so, the reverse stock split may be abandoned at any time prior to its effectiveness without further action by the Company's stockholders.

Effectiveness of the Reverse Stock Split

The reverse stock split, will become effective upon the filing with the Secretary of State of the State of Delaware a Certificate of Amendment to our Restated Certificate of Incorporation, as amended. It is expected that this filing would take place 20 days after the mailing of the Definitive Information Statement as required under Rule 14c-2(b) of the Securities Exchange Act. The exact timing of the filing of the Certificate of Amendment, however, would be determined by the Board of Directors based upon the evaluation as to when this action would be most advantageous to our stockholders. In addition, the Company reserves the right to elect not to proceed with the reverse stock split if, at any time prior to the effective time of the reverse stock split, the Company, in its sole discretion, determines that a reverse stock split of the common stock is no longer in the best interests of the Company and its stockholders.

Commencing at the effective time of the reverse stock split, each common stock certificate would be deemed for all corporate purposes to evidence ownership of the reduced number of shares of the Company’s common stock resulting from the reverse stock split. As soon as practicable after the effective date, stockholders would be notified as to the effectiveness of the reverse stock split and instructed as to how and when to surrender their certificates of common stock.

YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE A LETTER OF TRANSMITTAL FROM OUR EXCHANGE AGENT, IF ANY.

Fractional Shares

We do not intend to issue fractional shares in connection with the reverse stock split. Stockholders that otherwise would be entitled to receive fractional shares because the number of shares of the Company’s common stock they hold is not evenly divisible by the reverse split ratio will be rounded down to the nearest whole share, not to be reduced below one share.

Effects of Reverse Stock Split

The reverse stock split will not, by itself, impact GGLF’s assets or prospects. However, the reverse stock split could result in a decrease in the aggregate market value of GGLF's equity capital. The reverse stock split may affect the liquidity of the common stock because of the reduced number of shares outstanding after the reverse stock split. Also, the reverse stock split could result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Odd-lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares. The Board believes, however, that these risks are outweighed by the benefits of the reverse stock split.

There will be no change in the terms of the common stock as a result of the reverse stock split. After the reverse stock split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the currently issued common stock now authorized. With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the shares of common stock prior and subsequent to the reverse stock split will remain the same. Holders of GGLF common stock will have no preemptive rights.

GGLF common stock is currently registered under Section 12(g) of the Exchange Act, and as a result, GGLF will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Options and Restricted Stock

When the reverse stock split is implemented, outstanding and unexercised options, if any, to purchase shares of GGLF common stock would be adjusted by decreasing the number of shares underlying the option and increasing the exercise price proportionately, except that if the number of shares would otherwise include a fractional share, the number of shares will be rounded down to the nearest whole share. Outstanding restricted stock awards will be similarly adjusted, in the same manner as other outstanding shares of our common stock. In addition, the number of shares of common stock that remain available for issuance under the 2004 Stock Incentive Plan will be reduced by the same ratio as the reverse stock split.

Federal Income Tax Consequences

       The following is a summary of the material federal income tax consequences of the proposed reverse stock split. This discussion is based on the Internal Revenue Code, as amended (the "Code"), the Treasury Regulations promulgated thereunder, judicial opinions, published positions of the Internal Revenue Service, and all other applicable authorities as of the date of this document, all of which are subject to change (possibly with retroactive effect).

This discussion is for general information only and does not describe all of the tax consequences that may be relevant to a holder in light of such holder's particular circumstances or to holders subject to special rules (such as dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign individuals and entities, and persons who acquired their GGLF common stock as compensation). In addition, this summary is limited to stockholders that hold their GGLF common stock as capital assets. This discussion also does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction. Accordingly, each GGLF stockholder is strongly urged to consult with a tax adviser to determine the particular federal, state, local or foreign income or other tax consequences to such holder of the reverse stock split.

We believe that the U.S. federal income tax consequences of the reverse stock split generally are as follows:

❑	No gain or loss would be recognized by GGLF upon the reverse stock split;

❑	The aggregate adjusted basis of the shares of GGLF common stock held by a stockholder following the reverse stock split would be equal to such stockholder's aggregate adjusted basis in GGLF common stock held immediately prior to the reverse stock split;

❑	The holding period of GGLF common stock held by a stockholder following the reverse stock split would include the holding period of the shares of GGLF common stock held immediately prior to the reverse stock split.

(v)  COMPANY NAME CHANGE

The Restated Articles of Incorporation will change of the name of the Company to "Vitasti, Inc." The Company believes that this name change is in the Company's best interests in that it more accurately reflects the contemplated and intended business operations of the Company. Upon the effective date of the Company’s name change, the Company will take appropriate action to change the trading symbol for its Common Stock. Stock certificates representing Common Stock issued prior to the effective date of the name change will continue to represent the same number of shares, will remain valid, and will not be required to be returned to the Company or its transfer agent for reassurance. New stock certificates issued upon a transfer of shares of Common Stock after the effective date of the name change will bear the name "Vitasti, Inc." and will have a new CUSIP number. Delivery of existing certificates will continue to be accepted in transactions made by a shareholder after the corporate name is changed.

4. Asset Purchase

The following discussion is qualified in its entirety by reference to the Asset Purchase Agreement, as filed with on Form 8-K with the SEC on October 14, 2004, (File #000-26773) and incorporated by the reference herein. We encourage you to review this information statement and the Asset Purchase Agreement carefully.

Parties To The Asset Purchase Agreement (the “Agreement”)

Global Golf Holdings, Inc.
The Company is a public company organized under the laws of the State of Delaware. As of the date of this mailing the Company has no current business and has been focused on identifying and acquiring viable business opportunities.

AND
Low Carb Centre, Inc. (“LCC”)
LCC is a privately held company organized under the laws of British Columbia, Canada with its primary business being the retail sales and distribution of gourmet low carbohydrate food products through its four traditional brick-and-mortar retail stores and its website, www.lowcarbcentre.com.

Low Carb Bakery, Inc. (“LCB”)	LCB is a privately held company organized under the laws of British Columbia, Canada with its primary business being the manufacturing of food products for the LCC retail market.
McNabb and Associates, Inc. (“MNA”)	MNA is a privately held company organized under the laws of British Columbia, Canada with its primary business being the management and supervision of the business operations of both LCC and LCB.

Collectively, LCC, LCB and MNA shall be collectively referred to hereinafter as “LCC.”

Background of Asset Purchase

On April 15, 2004, the Company filed a Form 8-K announcing that due to lack of success in executing the Company’s business plan and considerable underfunding of the same, that the Board of Directors had determined that it was no longer viable to continue operations under the then existing plan of operation. Since that time the Company has been focused on the identification and acquisition of an existing business, focusing on a business combination that could potentially add value to the Company, for the benefits of its shareholders.

During the third quarter of 2004, the Company entered into negotiations with LCC regarding the acquisition of substantially all of the positive assets of LCC. LCC is engaged in the sales and distribution of low carbohydrate gourmet food products and related items. Sales are generated from the LCC website on and four retail stores located throughout Canada. LCB is a Bakery engaged in the business of producing food products for the LCC retail market. MNA is in the business of managing and supervising the daily operation of LCC and LBC.

On October 1, 2004, the Company and LCC executed a Definitive Acquisition Agreement. In addition to acquiring substantially all of the assets of LCC, the Company agreed to assume up to USD $425,000 in LCC convertible notes.

Specific Terms of Asset Purchase Agreement

Under the terms and conditions of the contemplated Agreement, (the “LCC Transaction”) GGLF shall acquire substantially all of the assets of LCC. Including, but not limited to, LCC’s suppliers, customer and vendor lists and records pertaining thereto, the trade names “Low Carb Centre,” “Low Carb Bakery” and “McNabb and Associates,” all registered and unregistered trademarks, service marks, sales marks, colors, names and slogans relating to the Business, and all applications for any of the foregoing, together with all of the Seller’s rights to use all of the foregoing forever, and all goodwill associated with the foregoing, the existing phone number(s) and websites of the Business, all assets referred to or referenced within any audited financial statements of the Business in preparation or consideration of the Closing (as defined herein) of this transaction and any and all recipes, trade secrets, trade practices, décor, goodwill, clients, equipment, furniture, assets, machinery, trade fixtures, miscellaneous supplies, inventory, existing contracts and tangible personal property.

GGLF shall not assume any liabilities of LCC, with the exception of a series of 12% Convertible Promissory Notes (the “Notes”) issued by LCC in connection with this transaction. The Notes having been issued shall be converted (the “Conversion”) following the closing of the transaction, into common shares of the Company at $0.125 per share. The Conversion shall include the principal amount of the respective Note along with any unpaid interest. Each Noteholder has an additional 25% warrant exercisable at $0.20 per share. The issuance of the Notes provided necessary capital in order to allow LCC to remain operational during the pendency of this transaction. At the date of this report the all of the Notes have not closed and as such the final amount of the issued and outstanding under the Notes is unascertainable.

Consideration for the LCC Transaction shall be 14,743,199 newly issued shares of the Company’s post reverse split common stock. The Board of Directors believes that it is in the best interest of the Company and its shareholders to enter into the Asset Purchase Agreement under the terms and conditions thereof.

The terms and conditions of the Asset Purchase Agreement were determined in arm’s length negotiations between the Company and LCC.

Regulatory Approvals Relating to the Asset Purchase

GGLF is not aware of any federal or state regulatory requirements that must be complied with or approvals that must be obtained to consummate the transactions, other than (1) filing this Information Statement with the SEC, and (2) filing the Certificate of Amendment with the Secretary of State of the State of Delaware. If any additional approvals or filings are required, GGLF shall undertake to use commercially reasonable efforts to obtain those approvals and make any required filings before completing the transactions.

Effective Time of the Asset Purchase

Pursuant to SEC rules and regulations, GGLF may not complete the asset purchase until at least 20 days after the date this Information Statement is first mailed to its shareholders. GGLF plans to complete the transaction on or before November 30, 2003. However, completion of the asset purchase could be delayed if there is a delay in satisfying other conditions of the asset purchase. There can be no assurances as to whether, or on what date, the conditions will be satisfied or waived or that the parties will complete the transaction.

Action of the Shareholders

The holders of a sufficient number of shares of GGLF’s common stock have executed a written consent approving the Agreement and the transactions contemplated thereby. As a result, no further shareholder action is required to complete the asset purchase.

Security Ownership Of Management And Principal Stockholders

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities, subject to community property laws, where applicable. Shares of our common stock subject to options or other convertible securities that are presently exercisable or convertible or exercisable are deemed to be outstanding and beneficially owned by the holder for the purpose of computing shares and percentage ownership of that holder, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 29,131,248 shares of common stock outstanding as of September 3, 2004.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding
Mark L. Baum (1) 580 Second Street, Suite 102 Encinitas, CA 92024	3,600,000	12.35%
James Panther 580 Second Street, Suite 102 Encinitas, CA 92024	2,000,000	6.86%
Edward Savarese 580 Second Street, Suite 102 Encinitas, CA 92024	2,000,000	6.86%
Ford Sinclair (1) 7640 Berrymore Drive Delta, B.C. V4C 4C7 Canada	7,500,000	25.47%
TOTAL	15,100,000	51.83%
(1) Officer and/or Director

EXECUTIVE OFFICERS

All executive officers are elected by our board of directors and hold office until the next Annual Meeting of stockholders and until their successors are elected and qualify.

EXECUTIVE COMPENSATION

Our present director and executive officer has received no cash remuneration for services rendered to us. Previous director and executive compensation was as follows:

Summary Compensation Table
Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#s)	All Other Compensation ($)
Ford Sinclair Chief Executive Officer, Director	2004 2003 2002	--- --- ---	--- --- ---	--- --- ---	--- --- ---
Raj Gurm Chief Executive Officer, Director	2004 --- ---	--- --- ---	--- --- ---	--- --- ---	--- --- ---

Pending Legal Proceedings

To the knowledge of our management, no director or executive officer is party to any action in which any has an interest adverse to us.

Involvement in Certain Legal Proceedings

Except as indicated at the end of this heading, and to the knowledge of our management and during the past 10 years, no present or former director, person nominated to become one of our directors, executive officers, promoters or control persons:

(1) Was a general partner or executive officer of any business by or against which any bankruptcy petition was filed, whether at the time of such filing or two years prior thereto;
(2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
(3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:

(i)  Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant,     associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;
(4)  Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity;

(5) Was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated; or

(6) Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Compliance with Section 16(a) of the Exchange Act

All reports required to be filed pursuant to Section 16(a) of the Exchange Act have been filed.

Audit, Nominating and Compensation Committees

The Company has no audit, nominating or compensation committees.

Other Information

Section 16(a) of the Securities Exchange Act requires our officers and directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to us.  Based on the copies of filings received by us, during the most recent fiscal year, the directors, officers, and beneficial owners of more than ten percent of our equity securities registered pursuant to Section 12 of the Exchange Act, have filed on a timely basis, all required Forms 3, 4, and 5 and any amendments thereto.

Form 10-KSB

We will provide without charge a copy of our most recent report on Form 10-KSB, as filed with the Securities and Exchange Commission, upon written request to the Company’s counsel at 580 Second Street, Suite 102, Encinitas, CA 92024 c/o Wade D. Huettel. The Form 10-KSB may also be viewed on the SEC's Web site at HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR, AND SIMPLY TYPING IN “Global Golf Holdings” in the Edgar Archives.

Pursuant to the requirements of the Exchange Act, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

/s/ Ford Sinclair
Ford Sinclair
President, Chief Executive Officer
October 26, 2004

EXHIBIT INDEX

EXHIBIT        DESCRIPTION

A.        Restated Articles of Incorporation
B.                  Restated Bylaws